UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  03/02/2005

TVI CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-10449

MD	52-1085536
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

SUITE 300, 7100 HOLLADAY TYLER ROAD, GLENN DALE, MD 20769
(Address of Principal Executive Offices, Including Zip Code)

410-347-9416
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On March 2, 2005, TVI Corporation issued a press release announcing fourth-quarter and year-end 2004 financial results and containing information concerning a conference call to discuss such results. The press release is set forth in Exhibit 99 hereto and incorporated herein by reference.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits

Press Release dated March 2, 2005 titled TVI Corporation Announces Fourth-Quarter and Year-End 2004 Financial Results

Information contained in this press release constitutes forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and involves expectations, beliefs, plans, intentions or strategies regarding the future. These statements may be identified by the use of forward-looking words or phrases such as "should", "anticipates", "believes", "expects", "might result", and others. These forward-looking statements involve risks and uncertainties and are not guarantees of future performance, as actual results could differ materially from our current expectations. Such risks and uncertainties include achieving order and sales levels to fulfill revenue expectations; expected costs or charges, certain of which may be outside our control; the time and costs involved in the research, development, marketing and promotion for our products; the possible cancellation of existing orders for our products; our ability to respond to product and other changes in the counter-terrorism, military, public safety, and first responder communities; adverse changes in governmental regulations; our ability to maintain and manage our growth; difficulties in integrating the operations, technologies and products of any businesses we may acquire; general economic and business conditions; and competitive factors in our markets and industry generally. Numerous other factors could cause or contribute to such differences, including, but not limited to, those set forth in the Company's Annual Report to Stockholders, periodic reports, registration statements and other filings made with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of the press release. We assume no obligation to update any such forward-looking statements, whether as a result of new information, future events or otherwise.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

TVI CORP

Date: November 08, 2004.	By:	/s/ Richard V. Priddy
Richard V. Priddy
President and CEO

Exhibit Index

Exhibit No.	Description
EX-99.	Press Release dated March 2, 2005, TVI Corporation Announces Fourth-Quarter and Year-End 2004 Financial Results